Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 6:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	The Company’s facilities are leased under operating lease agreements for periods ending no later than 2027. The Company has bank guarantees in connection with the facilities lease agreements in the total amount of $240. Accordingly, cash, in the same amount, was restricted in bank deposits. The Company also leases motor vehicles under various operating leases, the latest of which expires in 2024.

Future minimum lease payments under operating leases as of December 31, 2021, are as follows:

2022	$1,548
2023	1,366
2024	521
2025	487
2026	487
Thereafter	243

$4,652

As of December 31, 2021, the Company made advance payments on account of car leases in the amount of $78.

Lease expenses for the years ended December 31, 2021, 2020 and 2019, were $1,238, $1,035 and $1,027, respectively.

b.	In connection with its research and development programs, through December 31, 2021, the Company received participation payments from the IIA in the aggregate amount of $4,888. In return for IIA’s participation, the Company is committed to pay royalties at a rate of 3% of sales of the developed products, up to 100% of the amount of grants received plus interest at LIBOR rate. Through December 31, 2021, no royalties have been paid or accrued.

c.	On December 22, 2016, the Company received a written demand for a finder’s fee in an amount of $250, in connection with the second financing round that occurred in 2016. In September 2017, a suit was filed against the Company in the Tel-Aviv Magistrates Court in an amount of $250. On April 30, 2020, the Company received the court ruling, which ruled in favor of the Company, discharging the entire claim, and accordingly reversed the related provision.